Impact of COVID-19	6 Months Ended
Apr. 30, 2020
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Impact of COVID-19
Note 2.    Impact of COVID-19
During the second quarter of 2020, the novel coronavirus disease (COVID-19) pandemic and the restrictions imposed by government bodies around the world to limit its spread, including the forced closure of non-essential businesses and other social distancing measures, have disrupted the global economy, resulted in declines and volatility in financial markets, and negatively impacted the expectation for the financial performance of businesses around the world. This has increased the uncertainty inherent in our significant estimates and assumptions, and resulted in the introduction of new arrangements and programs
.
Impact
on
estimates and assumptions
As disclosed in our 2019 Annual Report, the preparation of the consolidated financial statements in accordance with IFRS requires management to make estimates and assumptions that affect the recognized and measured amounts of assets, liabilities, net income, comprehensive income and related disclosures. Significant estimates and assumptions are made in the areas of the valuation of financial instruments, allowance for credit losses, the evaluation of whether to consolidate structured entities (SEs), asset impairment, income taxes, provisions and contingent liabilities, post-employment and other long-term benefit plan assumptions and valuation of self-managed loyalty points programs. Actual results could differ from these estimates and assumptions.
The COVID-19 pandemic gives rise to heightened uncertainty as it relates to accounting estimates and assumptions and increases the need to apply judgment in evaluating the economic and market environment and its impact on significant estimates. This particularly impacts estimates and assumptions relating to allowance for credit losses, valuation of financial instruments, and asset impairment
.
Allowance for credit losses
The uncertainty created by the global COVID-19 pandemic has increased the level of judgment applied in estimating allowance for credit losses. See Note 6 for more information.
Valuation of financial instruments
Estimating fair value requires the application of judgment. The type and level of judgment required is largely dependent on the amount of observable market information available. Due to the significant market uncertainty as a result of the COVID-19 pandemic, trading levels of certain financial instruments have been negatively impacted and market volatility was significantly elevated during the quarter. As part of our process to determine the fair value of financial instruments, and in response to the lack of price discovery and widening bid-ask spreads, we have applied a heightened level of judgment to a broader population of financial instruments than would otherwise generally be required with the objective of determining the fair value that is most representative of those financial instruments under current market conditions.
For further details of the valuation of our financial assets and liabilities, see Note 3.
As at April 30, 2020, the total valuation adjustments related to financial instruments carried at fair value on the consolidated balance sheet was $447 million (October 31, 2019: $260 million), primarily related to credit risk, bid-offer spreads, and parameter uncertainty of our derivative assets and liabilities, as well as adjustments recognized for valuing our uncollateralized derivative assets and liabilities based on an estimated market cost of funds curve.
Asset impairment
Given the disruption in economic and market activities caused by the COVID-19 pandemic, we assessed whether there were indicators that goodwill may be impaired. This assessment required the application of heightened judgment in light of the uncertainty regarding the ultimate economic impact of the COVID-19 pandemic, particularly in evaluating the impact on medium and long-term forecasted earnings. Implicit in our economic outlook is the assumption that the forced closure of non-essential businesses and other social distancing measures will ease in the latter half of 2020 and 2021 such that the economy will recover from the COVID-19 pandemic and return to more normal levels of economic growth. As discussed in Note 4, we recognized a goodwill impairment charge of $28 million on our FirstCaribbean International Bank Limited (CIBC FirstCaribbean) cash-generating unit (CGU). In respect of our other CGUs, we concluded that there were no indicators of impairment as at April 30, 2020. Actual experience may differ materially from these expectations, including in relation to the duration and severity of economic contraction and the ultimate timing and extent of a future recovery, which could lead to future reductions in the recoverable amounts of our CGUs, which in turn may result in an impairment charge.
Government lending programs in response to COVID-19
During the quarter, the Government of Canada introduced the Canada Emergency Business Account (CEBA) program and the Business Credit Availability Program (BCAP) to improve access to credit and financing for Canadian businesses facing operational cash flow and liquidity challenges during the current period of significant uncertainty caused by the COVID-19 pandemic. In addition, the U.S. federal government introduced the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act (CARES Act). These programs, and the associated accounting impact, that involve CIBC together with other financial institutions in various capacities are described in further detail below.
Canada Emergency Business Account program
The purpose of the CEBA is to provide interest-free, partially forgivable loans of up to $40,000 to qualifying small businesses and not-for-profit organizations to help cover their operating costs during a period when their revenues have been temporarily reduced. The CEBA program is underwritten by Export Development Canada (EDC), and utilizes the infrastructure of eligible financial institutions, including CIBC, to provide loans that are partially forgivable to existing clients of these financial institutions, including CIBC, that meet the underwriting standards of EDC. Loans advanced under the CEBA program are not recognized on our consolidated balance sheet because they are funded by EDC and all of the resulting cash flows and associated risks and rewards, including any exposure to payment defaults and principal forgiveness, are assumed by EDC. EDC provides a fee to participating financial institutions which is intended to reimburse the costs associated with administering the loans, which we recognize as a reduction of other non-interest expenses. As at April 30, 2020, loans of $1.9 billion had been provided to CIBC clients under the CEBA program.

Loan guarantee for small and medium-sized enterprises under BCAP
This program is designed to encourage lending to existing clients. Under this program, a subprogram under BCAP, EDC will guarantee 80% of new qualifying operating credit and cash flow term loans of up to $6.25 million to small and medium-sized enterprises. Loans provided under this program are recognized on our consolidated balance sheet as business and government loans classified at amortized cost. Similar to existing guarantee arrangements, the guarantee from EDC on these loans is reflected in our estimate of expected credit losses. Associated fees paid or received under this program are accounted for over the expected life of the loan using the effective interest rate method. As at April 30, 2020, no loans have been provided to our clients under this program.
Co-lending program for small and medium-sized enterprises (“co-lend program”) under BCAP
Under the co-lend program, a subprogram under BCAP, the Business Development Bank of Canada (BDC) and participating financial institutions co-lend
term loans to help qualifying businesses meet their operational cash flow requirements. BDC finances 80% of the loans, with CIBC financing the remaining 20%. The program offers differing maximum financing amounts based on business revenues. Loans originated under this program would be interest-only for the first 12 months. We recognize our 20% interest in loans originated under this program on our consolidated balance sheet as business and government loans classified at amortized cost, to which expected credit losses are applied. The remaining 80% interest financed by BDC is not recognized on our consolidated balance sheet as the risks and rewards, including all interest and credit losses, are passed to BDC. The servicing fee paid by BDC to CIBC for administering their share of the loans will be recognized over the servicing period and presented as Credit fees on our consolidated statement of income. As at April 30, 2020, no loans have been provided to our clients under this program.
Paycheck Protection Program (PPP)
In the U.S., the PPP was temporarily added to the U.S. Small Business Administration’s (SBA) Loan Program, under the U.S. federal government’s CARES Act to help businesses to keep their workforces employed during the COVID-19 pandemic. Loans provided under the PPP will be forgivable by the SBA if employee and compensation levels are maintained, and the loan proceeds are primarily applied towards payroll, rent, mortgage interest, or utilities. The SBA will reimburse CIBC for all loans forgiven pursuant to the program and for all payment defaults. Loans originated under the PPP are recognized on our consolidated balance sheet as business and government loans classified at amortized cost. As the SBA’s guarantee is integral to the origination of these loans, it is reflected in our estimate of the expected credit loss associated with these loans. Upon satisfaction of the loan forgiveness conditions, the borrower’s obligation to repay the forgiven portion of the loan will be extinguished. Simultaneously, we will recognize a receivable from the SBA at the amount of the forgiven loan principal, plus any accrued interest. As at April 30, 2020, the outstanding balance of loans provided to our clients under this program was US$1.9 billion.
CIBC client relief programs in response to COVID-19
Refer to Note 6 for details regarding programs offered by CIBC in response to the COVID-19 pandemic.